Exhibit 23.2

                         CONSENT OF INDEPENDENT AUDITORS

As independent auditors, we hereby consent to the inclusion in this Form 10-KSB, and any amendments thereto, our reports relating to the consolidated financial statements of Solpower Corporation, for the year ended March 31, 1998. We also consent to the reference to this firm under the heading "Experts" in this statement.


                                        /s/ Clancy and Co. P.L.L.C.
                                        ----------------------------------------
                                        CLANCY & CO., P.L.L.C.
                                        Certified Public Accountants
                                        September 24, 1999